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                                                                                                              Exhibit 99(i)


                                                 MERRILL LYNCH & CO., INC.
                                          PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                            For the Three Months Ended                Percent Inc / (Dec)
                                                     March 27,     December 26,    March 28,        1Q98 vs.       1Q98 vs.
[In millions, except per share amounts]                1998           1997           1997             4Q97           1Q97
                                                     ---------     ------------    ---------        --------       --------

Revenues:
 Commissions                                          $1,377         $1,230         $1,115            11.9 %         23.5 %
 Interest and Dividends                                4,742          4,512          3,848             5.1           23.2
 Principal Transactions                                1,152            603          1,063            90.9            8.3
 Investment Banking                                      801            825            608            (2.9)          31.8
 Asset Management and Portfolio Service Fees             970            751            646            29.3           50.2
 Other                                                   124            202            171           (38.5)         (27.5)
                                                      ------         ------         ------

 Total Revenues                                        9,166          8,123          7,451            12.8           23.0

 Interest Expense                                      4,564          4,255          3,610             7.3           26.4
                                                      ------         ------         ------

 Net Revenues                                          4,602          3,868          3,841            19.0           19.8
                                                      ------         ------         ------

Non-Interest Expenses:
 Compensation and Benefits                             2,375          1,962          1,988            21.0           19.5
 Communications and Equipment Rental                     198            166            158            19.5           25.7
 Occupancy                                               135            122            120            10.2           12.1
 Depreciation and Amortization                           126            118            105             6.5           19.7
 Professional Fees                                       263            206            198            27.5           33.1
 Advertising and Market Development                      172            153            144            13.1           19.4
 Brokerage, Clearing, and Exchange Fees                  150            138            118             8.7           27.1
 Goodwill Amortization                                    55             19             15             N/M            N/M
 Other                                                   254            255            229            (0.5)          10.8
                                                      ------         ------         ------

 Total Non-Interest Expenses                           3,728          3,139          3,075            18.8           21.3
                                                      ------         ------         ------

Earnings Before Income Taxes and Dividends
 on Preferred Securities Issued by Subsidiaries          874            729            766            19.9           14.0

Income Tax Expense                                       332            250            291            32.8           14.1

Dividends on Preferred Securities Issued
 by Subsidiaries                                          24             13              9            87.3          136.7
                                                      ------         ------         ------

Net Earnings                                          $  518         $  466         $  466            11.2           11.4
                                                      ======         ======         ======

Preferred Stock Dividends                             $    9         $   10         $   11              --           (8.9)
                                                      ------         ------         ------

Net Earnings Applicable to Common
 Stockholders                                         $  509         $  456         $  455            11.5           11.9
                                                      ======         ======         ======

Earnings per Common Share (A):
 Basic                                                $ 1.49         $ 1.37         $ 1.37             8.8            8.8
 Diluted                                              $ 1.30         $ 1.17         $ 1.17            11.1           11.1

Average Shares (A):
 Basic                                                 340.6          333.9          331.2             2.0            2.8
 Diluted                                               390.9          390.8          389.6              --            0.3

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(A) Share and per share amounts for the 1997 first quarter have been restated
    for the two-for-one common stock split, effected in the form of a 100% stock dividend, paid on May 30, 1997.

Note:  Percentages are based on actual numbers before rounding.


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